UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2026
Date of Report (Date of earliest event reported)

Commission File Number
Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Address of principal executive offices
Registrant's telephone number, including area code
IRS Employer Identification No.

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
888-221-7070

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Securities registered pursuant to Section 12(b) of the Act:
PACIFICORP	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On February 15, 2026, PacifiCorp and Portland General Electric Company and an affiliate of Portland General Electric Company (together, the “Buyer”) entered into an Asset Purchase and Service Area Transfer Agreement (the “Purchase Agreement”), to sell to the Buyer certain PacifiCorp assets and liabilities associated with PacifiCorp’s Washington operations for a purchase price of $1.9 billion in cash plus additional cash consideration for the value of specified assets delivered at the closing, subject to customary purchase price adjustments (the “Transaction”). The Transaction assets and liabilities are associated with PacifiCorp’s retail service area in Washington and include certain related distribution assets and infrastructure, as well as PacifiCorp’s Chehalis combined cycle natural gas-fueled generating facility located in Chehalis, Washington, Goodnoe Hills wind-powered generating facility located in Goldendale, Washington, and Marengo wind-powered generating facility located in Dayton, Washington (such transferred business, the "Business"). The Transaction has been approved by PacifiCorp's board of directors.

The Purchase Agreement contains customary representations, warranties, covenants and agreements related to the Transaction. The completion of the Transaction is subject to customary closing conditions, including (i) the absence of any law or order that restrains, enjoins, prohibits or otherwise makes illegal the consummation of the Transaction or otherwise imposes an unduly burdensome condition, (ii) the expiration or termination of the waiting period, and other required approvals, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of all necessary approvals, waivers and rulings from the Utah Public Service Commission (the “UPSC”), the Oregon Public Utility Commission (the “OPUC”), the Wyoming Public Service Commission (the “WPSC”), the Washington Utilities and Transportation Commission (the “WUTC”), the Idaho Public Utilities Commission (the “IPUC”), the California Public Utilities Commission (the “CPUC”) and the Federal Energy Regulatory Commission (the “FERC”), in each case, without the imposition of an unduly burdensome regulatory condition, (iv) the non-occurrence of a wildfire casualty event that is continuing which would be reasonably expected to have an aggregate liability to the Business, taken as a whole, after giving effect to the completion of the Transaction of greater than $35 million in excess of available insurance coverage applicable to such liabilities and (v) other customary closing conditions, including the accuracy of each party’s representations and warranties and each party’s compliance with its covenants contained in the Purchase Agreement (subject in the case of this clause (v) to certain materiality qualifiers). The Transaction is not subject to a financing condition.

The Purchase Agreement contains certain termination rights for both PacifiCorp and the Buyer, including if the Transaction is not consummated by August 15, 2027 (subject to a six month extension to the extent certain regulatory approvals have not been received as of such date), and provides that, upon termination of the Purchase Agreement under certain specified circumstances, such terminating party would be required to pay the other party a termination fee of $35 million.

Simultaneous with the closing of the Transaction, the parties will enter into certain ancillary agreements to effect the orderly transition of the operations and related assets and liabilities, including a Transition Services Agreement covering certain customary services for a limited period of time following the closing.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms and not to provide any other factual information about PacifiCorp or the Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); and (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in PacifiCorp’s public disclosures.

Item 8.01    Other Events.

On February 17, 2026, PacifiCorp issued a press release announcing the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

2.1     Asset Purchase and Service Area Transfer Agreement, dated as of February 15, 2026, by and among PacifiCorp, Gem Sub LLC and, solely for purposes of Article XI, Portland General Electric Company.*

99.1     Press release of PacifiCorp dated February 17, 2026.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PacifiCorp hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

This report (including exhibits) contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and include, but are not limited to, any statements relating to the Transaction. Forward looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon PacifiCorp's current intentions, estimates, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of PacifiCorp and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, considerations that may be disclosed from time to time in PacifiCorp's filings with the United States Securities and Exchange Commission (the "SEC") or in other publicly disseminated written documents. PacifiCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP

Date: February 17, 2026	/s/ M. Ryan Weems
M. Ryan Weems
Senior Vice President, Chief Financial Officer and Treasurer

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